                                                                   Exhibit 10.25







Date


Name
Address
Address
Address


Dear _____,

                  Thank you for agreeing to author a module to be included in Medscape's HIV care management series, addressing the clinical management of individuals with HIV infection for publication online and, potentially, in print. Your topic is _______________________________. Your involvement allows Medscape to offer high-caliber and innovative self-study CME modules for physicians, pharmacists and advance-practice nurses.

                  I have included the manuscript specifications in this mailing to help you get started.

                  Also included in this mailing is a Faculty Information Form, Disclosure, and Copyright Forms. These forms are required by our joint CME sponsor and the American Medical Association as this program is supported by an unrestricted educational grant from a commercial sponsor, XXX.

                  The following submission date reflects the time required for my editing, peer review (by a member of the Clinical Care Options for HIV Scientific Advisory Board), your final online review and production by the online publisher and print production house. Please contact me if you foresee any problems arising with this timeline.

                  Please plan to return the following items to me by FRIDAY, DATE via Federal Express (for tracking capabilities):

-        Faculty Information Form

-        Faculty Disclosure Form

-        Most current C.V.

-        Completed Medical Writer and Consent & Release Form

-        Personal photo (for reproduction online and print monograph)

- Topic abstract (see enclosed manuscript specifications) in both hard copy and IBM- compatible (preferably Word Perfect) disc

- Topic Learning Objectives (see enclosed manuscript specifications) in hard copy and IBM- compatible (preferably Word Perfect) disc

- Completed hard copy of the manuscript, including, if possible, 2 copies of all slides and photos

-        Completed manuscript on IBM-compatible (preferably Microsoft Word) disc

- PLEASE DO NOT E-MAIL ME THESE MATERIALS. All text for the module may be submitted on one disc.

                  Finally, these modules target a wide-ranging audience of clinical practitioners -- nurse practitioners, advance nurse clinicians, physician assistants, pharmacists and physicians. Although these professionals may provide care to an HIV population, HIV care may not be the bulk of their clinical practice. In fact, some of our readers do not treat HIV+ patients at all, but review our site for general updates on the topic. Thus, these modules serve both as a guide to direct clinical practice and possibly, to some readers, as an in-depth introduction to the topic.

                  Please feel free to contact me concerning any questions you may have during the development of these materials. I am delighted to be working with you on this project!

                                   Sincerely,



                                   Edward King
                              HIV Program Director

INFORMATION FOR AUTHOR:

1. MANUSCRIPT SPECIFICATIONS: Manuscripts must be typewritten, single-spaced and approximately 25-30 pages in length. Each manuscript must include:

         a)       Five (5) Learning Objectives.

         b) Abstract, briefly addressing the need for a course on this topic, and contents of the offering.

         c) One (1) to two (2) page (single-spaced) case presentation to introduce the topic and focus the reader on key points of the text. The case will be presented throughout the text in sequential stages to facilitate the participants' understanding of the clinical application of each major section of the manuscript.

         d)       Text, organized under specific subheadings (single-spaced):

                  -        identify 3 - 4 key points

                  - include lab detail, clinical photos or slides, tables or charts as appropriate to the evaluation of patients or to summarize key clinical information

                  - indicate to editor as soon as possible, any items requiring copyright approval (see Consent Form)

                  - submit two (2) copies of any slides or photos to be used

         e)       Text conclusions describing "clinical pearls."

         f) References to source articles (identified in text-- see Dr. Kuritzkes' module).

         g) Further suggested readings (optional, brief list of any other key articles).

         h)       Post-Test: five (5) questions in multiple-choice format, four
                  (4) choices and one (1) correct answer.

         i) Brief explanation of correct answer to each of the five post-test questions.

                  Program manuscripts should be submitted in hard copy and on disc file in IBM-compatible format (preferably Microsoft Word) to:

         Edward King                Telephone:        +44 171 622 3864
         Medscape, Inc.             Facsimile:        +44 171 498 4509
         21 Union Road              E-mail: edward_king@mail.medscape.com
         London, SW4 6JQ
         UK

2. UPDATES: Program offerings may require periodic updates (after 6-12 months) by the Chairperson/Author.

3.       COMPENSATION:

         a)       Chairperson/Author agrees to work as Independent Contractor

         b) $X,000.00 to be paid upon submission of Faculty Information Update Form, Faculty Disclosure Form, C.V., Learning Objectives, Abstract and Writer's Consent Form

         c) $X,000.00 to be paid upon completion of final manuscript, slides and post-test, including any final edits in review

         d) $X,000.00 to be paid upon completion of updated manuscript approximately 6-12 months after initial release of the online program

FACULTY INFORMATION UPDATE FORM
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Please complete the following information for our records:

FACULTY  MEMBER:

NAME                                   DEGREE            SPECIALTY
                  --------------------------------------------------------------


ACADEMIC TITLE
                  --------------------------------------------------------------

(Indicate Professor, Assistant or Associate Professor, or Chairman, etc.)

DEPARTMENT
                  --------------------------------------------------------------

(Department where teaching position is held)

FULL NAME OF MEDICAL SCHOOL
                  --------------------------------------------------------------

(Institution where above academic title is held, i.e., Medical School, School of Medicine, Medical College, etc.)

CITY OF SCHOOL
                  --------------------------------------------------------------


CLINICAL TITLE
                  --------------------------------------------------------------

(Director, Chief of department or section in a clinic or hospital, or staff physician)

CLINICAL DEPARTMENT
                  --------------------------------------------------------------


HOSPITAL
                  --------------------------------------------------------------

(Hospital where clinical title is held, i.e., hospital, clinic or medical center)

CITY OF HOSPITAL
                  --------------------------------------------------------------


PREFERRED MAILING ADDRESS
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------



CITY                                              STATE             ZIP + 4
                  --------------------------------------------------------------


EXPRESS MAIL ADDRESS (IF DIFFERENT FROM ABOVE)
                  --------------------------------------------------------------


HONORARIA SHOULD BE MADE PAYABLE TO:
                  --------------------------------------------------------------



ADDRESS:
                  --------------------------------------------------------------


BUSINESS TELEPHONE (    )                         FAX # (        )
                  --------------------------------------------------------------


HOME TELEPHONE                                    ASSISTANT / NURSE
                  --------------------------------------------------------------


SOCIAL SECURITY #                                 OR TAX ID #
                  --------------------------------------------------------------




Please attach a current copy of your Curriculum Vitae and Faculty Disclosure Information Statement, and return at your earliest convenience to: Medscape, Inc., Attn: Michael H. Friedberg, 134 W. 29th St., New York, NY 10001-5399

If you have any questions regarding these forms, please contact: MICHAEL FRIEDBERG (212) 760-3243